--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1996

Dear Trust Shareholder:

      Interest rate volatility in the domestic fixed income markets was once again a major factor over the past twelve months. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you reach your long-term investment goals.


Sincerely,



/s/Laurence D. Fink                            /s/Ralph L. Schlosstein
-------------------                            -----------------------
Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President

                                                               November 30, 1996
Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Income Trust Inc. ("the Trust") for the year ended October 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. Government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at the time of purchase.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

=============================================================================================
                                      10/31/96    10/31/95     CHANGE      HIGH        LOW
  STOCK PRICE                          $6.25       $7.25      (13.79%)    $7.25       $5.875
  NET ASSET VALUE (NAV)                $7.61       $7.66       (0.65%)    $7.85       $7.27
=============================================================================================

For the twelve months ended October 31, 1996, the Trust posted a NAV total return of 7.51%, which matched the average total return for its Lipper peer group of U.S. Mortgage Closed-End Bond Funds. The Trust's stock price continues to trade at a discount to its NAV, however, reflecting the overall weakness in demand for closed-end mortgage funds. As an example, the average discount of the Trust's peer group widened by over 20% during the past twelve months. Recently, the Trust's stock price has shown some strength, climbing to $6.25 on October 31, 1996 after trading at $5.875 as recently as July 5.

THE FIXED INCOME MARKETS
      Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets during the year ended October 31, 1996. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. In response to these reductions, as well as the sharp decline in interest rates throughout 1995, economic growth began to pick up in mid-February and accelerated throughout the second quarter of 1996. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the second quarter of 1996, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months. Softer economic data and continued moderation in the broad inflation measures during the third quarter of 1996 allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings.

      Yields of most maturity Treasuries posted minimal net changes over the past twelve months. As an example, the yield of the 10-Year Treasury note ended October 1996 at 6.34%, 32 basis points higher than the October 31, 1995 closing yield of 6.02%. However, the modest net change in yield levels masks considerable intra-year movements. After falling to a low of 5.52% in mid-January, the yield of the 10-year Treasury rose to 7.05% in July in response to stronger economic data before rallying to 6.34% at the end of the fiscal year.

      The market for mortgage-backed securities (MBS) posted strong performance versus the broader investment grade bond market during 1996. Prepayments, as measured by the MBA Refinancing Index, displayed considerable stability as homeowners refinanced their mortgages at a relatively steady rate. An equally important contributor to mortgage performance was a strong technical environment, as new issue supply declined from its May peak. Additionally, financial institution demand for MBS increased in light of an overall scarcity of high quality fixed income products with a yield advantage over Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1995 asset composition.

======================================================================================
COMPOSITION                                       OCTOBER 31, 1996    OCTOBER 31, 1995
Stripped Mortgage-Backed Securities                        17%               10%
Adjustable & Inverse Floating Rate Mortgages               16%               18%
FHA Project Loans                                          14%               15%
U.S. Government Securities                                 14%                2%
Agency Multiple Class Mortgage Pass-Throughs               14%               16%
Mortgage Pass-Throughs                                     11%               24%
Non-Agency Multiple Class Mortgage Pass-Throughs            7%                7%
Asset-Backed Securities                                     3%                4%
Commercial Mortgage-Backed Securities                       3%                1%
CMO Residuals                                               1%                3%
======================================================================================


      The Trust took advantage of the strong 1996 year-to-date total return performance of the mortgage-backed securities (MBS) market, which saw mortgages as represented by the Lehman Brothers Mortgage Index outperform the broader investment grade bond market (represented by the Lehman Brothers Aggregate Index) by 4.41% to 2.84%. Over the past few months, however, BlackRock has taken a decidedly defensive outlook on the mortgage market given the tight yield spread levels at which mortgages are currently trading and our anticipation of a pick-up in interest rate volatility. Accordingly, the Trust's overall mortgage exposure has been reduced from 94% as of October 31, 1995 to approximately 83% on October 31, 1996.

      The reduction in mortgage allocation was most pronounced in the pass-through and adjustable-rate mortgage (ARM) sectors. Within the mortgage pass-through sector, the Trust has aggressively sold generic, or newly issued, pass-throughs. The Fund's remaining mortgage pass-through holdings emphasize seasoned securities, which have weathered several interest rate cycles and are expected to provide more prepayment stability should interest rates decline significantly. As of October 31, 1996, over half of the Trust's pass-through holdings were seasoned mortgages versus less than 20% one year ago. The Trust also took advantage of strong year-to-date ARM performance by selling approximately two-thirds of its ARM holdings, as we have become less positive onthat market due to the potential for increased ARM supply and already tight yield spreads.

      The overall reduction in mortgage securities has allowed for an increase in the Fund's allocation to Treasuries and Agency bonds. The Fund purchased 10- and 20-year Small Business Administration Loans (SBAs), which offer agency credit quality, attractive yield spreads over Treasuries and relatively strong prepayment protection. The Trust has also added inverse floating rate mortgages, which are securities backed by government agency collateral whose coupons move inversely to interest rates. The Trust purchased these securities at attractive price levels and significant yields above Treasuries. Because of their coupon structure, inverse floating rate mortgages are good securities to own in a declining or stable interest rate environment. Securities with low dollar prices and good convexity characteristics, which are expected to aid their performance in a market rally, were emphasized. As we currently are modestly bullish on the domestic bond market and believe that interest rates will continue to fall, we expect that these securities will perform well while offering a significant yield advantage over Treasuries.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/Robert Kapito                        /s/Michael P. Lustig
----------------                        --------------------
Robert Kapito                           Michael P. Lustig
Vice Chairman and Portfolio Manager     Principal and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.

================================================================================
                        THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BKT
--------------------------------------------------------------------------------
Initial Offering Date:                                     July 22, 1988
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/96:                              $6.25
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/96:                                  $7.61
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/96 ($6.25)1:            9.00%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                       $0.046875
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                    $0.56250
================================================================================


--------
1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------
  S&P/
MOODY'S      PRINCIPAL
RATING*        AMOUNT                                                 VALUE
(UNAUDITED)    (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                        LONG-TERM INVESTMENTS--139.2%
                        MORTGAGE PASS-THROUGHS--32.7%
                        Federal Home Loan Mortgage Corporation,
               $ 505      6.50%, 4/01/26 ........ ............... $   483,846
                  38      6.702%, 2/01/18, 1 year CMT (ARM) .....      38,796
                 126      7.00%, 2/01/26 ........................     123,889
               6,449+     7.50%, 7/01/07 - 2/01/23 ..............   6,560,852
               1,455++    8.00%, 11/01/15 .......................   1,519,731
               3,176+     8.50%, 5/01/01 - 3/01/08, 15 year .....   3,307,811
               1,678      8.50%, 6/01/06 - 4/01/25 ..............   1,749,942
               4,426++    9.00%, 9/01/20 ........................   4,697,163
                  42      10.50%, 6/01/19 .......................      46,803

                        Federal Housing Administration,
               1,908      Altercare Bucyrus, 8.25%, 6/25/34 .....   1,954,118
               2,323      Beachwood Manor, 8.25%, 10/01/34 ......   2,378,999
               4,290      Brookville, 7.50%, 8/01/28 ............   4,223,336
               3,743      Country Estates, 8.375%, 1/01/35 ......   3,835,242
               1,515      Elkton Care Center, 7.30%, 6/01/35 ....   1,476,251
                          GMAC,
               6,325         Series 33, 7.43%, 9/01/21 ..........   6,456,068
               2,193         Series 46, 7.43%, 1/01/22 ..........   2,238,541
                 906         Series 48, 7.43%, 6/01/22 ..........     923,563
                 502         Series 51, 7.43%, 2/01/23 ..........     512,048
               7,936         Series 56, 7.43%, 11/01/22 .........   8,101,700
                        Merrill
               1,285         Series 54, 7.43%, 5/15/23 ..........   1,314,863
               1,418         Series 95, 7.43%, 3/01/22 ..........   1,447,289
               1,257    Middlesex, 8.625%, 9/01/34 ..............   1,287,944
               1,684    Overlook Green South, 7.50%, 9/01/34 ....   1,694,986
               4,802    Parkside, 7.30%, 2/01/13 ................   4,747,439
               1,913    Providence Apartments, 7.25%, 12/01/34 ..   1,854,814
                        Reilly
               1,885         Series 41, 8.28%, 3/01/20 ..........   1,981,036
                 563         Series 74, 7.43%, 10/01/23 .........     551,996
               3,129         Series 34, 7.43%, 8/01/19 ..........   3,178,787
               2,338    Retreat at Windmere, 7.375%, 11/01/34 ...   2,339,109
               2,115    Rosewood, 7.875%, 12/01/34 ..............   2,128,474
               1,520    Senaca Hills, 8.525%, 8/01/34 ...........   1,572,581
               1,479    St. Camillus Nursing, 7.875%, 5/01/35 ...   1,488,834
               2,323    Summit Place, 7.90%, 11/01/34 ...........   2,342,613
               2,879    Tuttle Grove, 7.25%, 10/01/35 ...........   2,790,898
                        USGI,
               4,412         Polaris 982, 7.43%, 11/01/21 .......   4,504,285
                 938         Series 87, 7.43%, 12/01/22 .........     959,963
               5,023         Series 99, 7.43%, 10/01/23 .........   5,106,832
               2,785         Series 1003, 7.43%, 3/01/24 ........   2,718,463
               2,796         Series 6302, 7.43%, 12/01/21 .......   2,843,214
               7,150    Yorkville 6094, 7.43%, 6/01/21 ..........   7,299,485
               3,622    Waterford, 8.625%, 7/25/27 ..............   3,774,421
               1,415    Whitehall, 8.25%, 5/25/35 ...............   1,449,634
                      Federal National Mortgage Association,
               2,500    6.50%, Series 1994-M1, Class B, 10/25/03
                        Multifamily..............................   2,476,172
               1,866++  7.00%, 11/01/08 .........................   1,895,785
                 150    7.50%, 2/01/22 - 9/01/23 ................     150,557
               5,680    7.50%, 11/01/24, 18 year Multifamily ....   5,813,125
               2,072    7.785%, 1/01/01, 7 year Multifamily .....   2,152,249
               7,235+++ 8.00%, 5/01/08 - 5/01/22 ................   7,461,028
                 735    9.317%, 6/01/19, 10 year Multifamily ....     806,469
               1,876+   9.484%, 7/01/19, Multifamily ............   2,070,882
               1,460    9.497%, 6/01/24, Multifamily ............   1,611,523
                 259    9.50%, 1/01/19 - 6/01/20 ................     278,871
                 783    9.732%, 7/01/19, 10 year Multifamily ....     865,270
                       Government National Mortgage
                        Association,
               3,051+   6.00%, 3/15/09 - 4/15/09, 15 year .......   2,964,195
              12,319++  6.50%, 2/20/23, 1 year CMT (ARM) ........  12,489,809
                 681    7.00%, 10/15/17 .........................     667,423
               2,313    7.25%, 3/15/02-11/15/04 .................   2,347,297
                  80    8.50%, 5/15/01 - 2/15/17 ................      82,689
               1,252    9.00%, 6/15/18 - 9/15/21 ................   1,323,589
                  14    9.50%, 7/15/16 ..........................      14,758
                 219    10.00%, 7/15/17 - 11/15/19 ..............     239,703
                 567    11.00%, 8/15/18 - 6/15/20 ...............     645,897
                                                                  -----------
                                                                  156,363,950
                                                                  -----------
                       MULTIPLE CLASS MORTGAGE
                       PASS-THROUGHS--53.6%
AAA            2,100   Citicorp Mortgage Securities Inc.,
                         Series 1994-9, Class A4, 6/25/09 .......   1,969,191
AAA              663   Collateralized Mortgage Obligation
                         Trust 13, Class Q, 1/20/03 .............     735,767
AAA           25,845@@ Community Program Loan Trust,
                         Series 1987-A, Class A-4,
                         10/01/18 ...............................  22,194,390
                       Federal Home Loan Mortgage
                         Corporation, Multiclass Mortgage
                         Participation Certificate,
              27,426++   Series G13, Class 13-PP,
                              5/25/21 (I) .......................   8,976,121
               8,000+    Series 120, Class 120-H,
                              2/15/21 ...........................   8,354,960
               1,000     Series 1388, Class 1388-H,
                              6/15/07 ...........................     828,630
               8,143+    Series 1443, Class 1443-OC,
                              12/15/22 (ARM) ....................   7,352,292
               1,034     Series 1508, Class 1508-OC,
                              5/15/23 (ARM) .....................     692,133
               2,000     Series 1523, Class 1523-SA,
                              6/15/23 (ARM) .....................   1,325,140
               2,000     Series 1526, Class 1526- SA,
                              6/15/23 (ARM) .....................   1,432,500

See Notes to Financial Statements.

--------------------------------------------------------------------------------
  S&P/
MOODY'S      PRINCIPAL
RATING*        AMOUNT                                                 VALUE
(UNAUDITED)    (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                      MULTIPLE CLASS MORTGAGE
                       PASS-THROUGH (cont'd)
             $ 4,152     Series 1530, Class 1530-OA,
                            6/15/23 (ARM) ....................... $ 2,366,608
                 908     Series 1541, Class 1541-T,
                            7/15/23 .............................     764,391
               3,700++   Series 1552, Class 1552-W,
                            8/15/23 (ARM) .......................   2,590,000
              17,384@@+  Series 1584, Class 1584-FB,
                            9/15/23 (ARM) .......................  17,731,354
               1,804     Series 1596, Class 1596-SB,
                            12/15/12 (ARM) ......................   1,307,089
               2,356     Series 1609, Class 1609-LE,
                            11/15/23 ............................   1,778,509
               6,387+    Series 1621, Class 1621-SB,
                            10/15/21 (ARM) ......................   5,085,783
               6,543     Series 1627, Class 1627-S,
                            12/15/23 (ARM) ......................   4,078,645
               3,084     Series 1629, Class 1629-OD,
                            12/15/23 (ARM) ......................   1,665,204
              23,765@@   Series 1632, Class 1632-S,
                            4/15/23 (ARM) .......................     940,840
               4,000     Series 1637, Class 1637-TA,
                            7/15/23 (ARM) .......................   2,965,000
               4,520     Series 1686, Class 1686-SB,
                            2/15/24 (ARM) .......................   3,028,609
               3,799     Series 1710, Class 1710-GF,
                            4/15/24 (ARM) .......................   3,839,732
              32,000     Series 1809, Class 1809-SC,
                            12/15/23 (ARM) ......................   3,240,000
                       FEDERAL NATIONAL MORTGAGE ASSOCIATION,
                         REMIC PASS-THROUGH CERTIFICATES,
               4,181     Trust 1988-16, Class16-B,
                            6/25/18 .............................   4,469,657
               1,607     Trust 1990-12, Class 12-G,
                            2/25/20 .............................   1,351,386
               2,341     Trust 1991-38, Class 38-SA,
                            4/25/21 (ARM) .......................   2,236,998
               3,069     Trust 1991-38, Class 38-F,
                            4/25/21 (ARM) .......................   3,257,820
               3,514     Trust 1991-87, Class 87-S,
                            8/25/21 (ARM) .......................   3,575,524
                  22     Trust G1992-12 Class C
                            2/25/22 (I) .........................     596,503
              25,649     Trust G1992-20, Class 20-SB,
                            10/25/22 (ARM) ......................   1,202,929
               6,000     Trust 1992-43,Class 43-E,
                            4/25/22 .............................   6,038,700
              36,264@@+  Trust 1992-69, Class 69-Z,
                            5/25/22 .............................  38,039,644
               9,840     Trust 1992-187, Class 187-JA,
                            10/25/06 (I) ........................   1,000,907
              45,614     Trust 1992-216, Class 216-S,
                            12/25/22 (ARM) ......................   4,732,428
                 768     Trust G1993-27, Class 27-SB,
                            8/25/23 (ARM) .......................     496,215
               1,504     Trust 1993-50, Class 50-SH,
                            1/25/23 (ARM) .......................   1,193,988
                 434     Trust 1993-94, Class 94-S,
                            5/25/23 (ARM) .......................     262,653
                 864     Trust 1993-97, Class 97-TA,
                            5/25/23 .............................     754,720
               4,780     Trust 1993-107, Class 107-SA,
                            6/25/08 (ARM) .......................   3,755,270
                 628     Trust 1993-116, Class 116-SB,
                            7/25/23 (ARM) .......................     433,613
               2,000     Trust 1993-120, Class 120-SN,
                            7/25/23 (ARM) .......................   1,288,900
               1,749     Trust 1993-129, Class 129-SE,
                            8/25/08 (ARM) .......................   1,556,820
               2,793     Trust 1993-139, Class 139-SJ,
                            8/25/23 (ARM) .......................   1,658,115
                 809     Trust 1993-141, Class 141-SB,
                            3/25/23 (ARM) .......................     635,086
               6,000     Trust 1993-169, Class 169-SC,
                            3/25/23 .............................   3,860,640
               8,464     Trust 1993-178, Class 178-SA,
                            9/25/23 (ARM) .......................   5,311,310
               1,346     Trust 1993-179, Class 179-VC,
                            10/25/21 (ARM) ......................     849,622
               2,783     Trust 1993-183, Class 183-SE,
                            10/25/23 (ARM) ......................   2,198,920
               3,314     Trust 1993-187, Class 187-S,
                            9/25/23 (ARM) .......................   2,495,787
                 499     Trust 1993-202, Class 202-VS,
                            2/25/23 (ARM) .......................     459,484
               1,000     Trust 1993-223, Class 223-SJ,
                            12/25/23 (ARM) ......................     635,230
               1,988     Trust 1993-224, Class 224-SH,
                            11/25/23 (ARM) ......................   1,346,809
               1,908     Trust 1993-224, Class 224-SH,
                            11/25/23 (ARM) ......................   1,339,285
               1,467     Trust 1993-256, Class 256-F,
                            11/25/23 (ARM) ......................   1,247,144
              23,927     Trust G1994-6, Class 6-PK,
                            11/17/22 (I) ........................   3,804,084
               3,777     Trust 1994-14, Class 14-S,
                            10/25/23 (ARM) ......................   1,869,477
               2,602     Trust 1994-19, Class 19-SB,
                            1/25/24 (ARM) .......................   1,265,452
                 387     Trust 1994-27, Class 27-SE,
                            3/25/23 (ARM) .......................     367,672
               5,294     Trust 1994-29, Class 29-SD,
                            7/25/23 (ARM) .......................   3,289,474
               6,797     Trust 1996-14, Class 14-M,
                           10/25/21 .............................   5,450,424
              14,300     Trust 1996-14, Class 14-PE,
                            8/25/23 (P) .........................   4,245,312
             149,103     Trust 1996-43, Class 43-SA,
                            10/25/03 (ARM) ......................   5,718,750

See Notes to Financial Statements.

--------------------------------------------------------------------------------
  S&P/
MOODY'S      PRINCIPAL
RATING*        AMOUNT                                                 VALUE
(UNAUDITED)    (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                    Prudential Home Mortgage
                         Securities Co., Mortgage
                         Pass-Through Certificate
 AAA          $7,182     Series 1992-41, Class A1
                            (ARM) ............................... $ 7,289,462
 AAA             743     Series 1993-43,
                            Class A-16 (ARM) ....................     581,318
 AAA           2,500     Series 1993-48, Class A8 (ARM) .........   1,850,000
 AAA           3,605     Series 1993-55, Class A1 (ARM) .........   3,682,709
 AAA             600     Resolution Trust Corporation,
                           Mortgage Pass-Through
                           Certificates, Series 1992-2,
                           Class B-3, 11/25/21 ..................     603,264
AAA           12,144     Salomon Capital Access
                           Corporation, Collaterized
                           Mortgage Obligations,
                           Series 1986-1, Class C, 9/01/15 ......  12,416,913
                                                                  -----------
                                                                  255,959,306
                                                                  -----------
                         COMMERCIAL MORTGAGE-BACKED
                         SECURITIES--3.8%
AAA          140,000     KPAC, Series 1994-C1,
                           Zero Coupon, 2/01/01 .................       1,400
AAA            6,000     ML Mortgage Investments,
                           Series 1996-C1, Class A3,
                           7.42%, 4/25/28 .......................   6,129,715
AAA           10,250     NYC Mortgage Loan Trust,
                           Series 1996, Class A-2, 144A
                           6.75%, 6/25/11 .......................   9,843,203
AA             2,000     PaineWebber Mortgage Acceptance
                           Corporation IV,
                           Series1995-M1, Class B,
                           6.95%, 1/15/07 .......................   2,002,870
                                                                  -----------
                                                                   17,977,188
                                                                  -----------
                         ASSET-BACKED SECURITIES--3.7%
Aaa           11,247@@   Chase Manhattan Grantor Trust, Series
                           1996-Class A Automobile Loan
                           Pass-Through, 5.20%,
                           2/15/02 ..............................  11,126,995
AAA            7,200++   Discover Card Master Trust,
                           Series 1996-3, Class A, 6.05%,
                           8/18/08 ..............................   6,774,696
                                                                  -----------
                                                                   17,901,691
                                                                  -----------
                         STRIPPED MORTGAGE-BACKED
                         SECURITIES--23.6%
AAA            1,109     Chase Mortgage Finance Corporation,
                           Mortgage Pass-Through
                           Certificates, Series 1994-A,
                           Class AP, 1/25/10 (P/O) ..............     824,899
                         Collateralized Mortgage Obligation,
AAA            1,422       Trust 36, Class A, 10/25/17 (P/O) ....   1,068,303
AAA            1,497       Trust 29, Class A, Zero Coupon,
                              5/23/17 (P/O) .....................   1,122,661
                         DBL, Collateralized Mortgage
                           Obligation,
AAA              573       Trust K, Class K-1, 9/23/17 (P/O) ....     321,030
AAA            5,755       Trust V, Class V-1, 9/01/18 (P/O) ....   4,323,768
                         Federal Home Loan Mortgage
                              Corporation,
              37,500       Series G-54 Class S, 3/18/25 (I/O) ...   2,812,500
53                         Series 188, Class 188-G,
                              9/15/21 (I/O) .....................   1,763,410
                 112       Series 194, Class F,
                              9/15/21 (I/O) .....................   4,882,395
                  26       Series 1003-0, Class 1003-0
                              10/15/20 (I/O) ....................     814,157
                 677       Series 1418, Class 1418-M,
                              11/15/22 (P/O) ....................     210,796
               2,474       Series 1473, Class 1473-JA,
                              2/15/05 (I/O) .....................     176,676
               9,461       Series 1690, Class 1690-B,
                              11/15/23 (P/O) ....................   3,731,105
              14,069+      Series 1828, Class 1828-A,
                              5/15/24 (P/O) .....................   7,922,577
                         Federal National Mortgage Association,
                  52       Trust A, Class A-2, 8/01/10 (I/O) ....   1,104,178
              14,289       Trust 2, Class 2, 2/01/17 (I/O) ......   4,338,536
                  12       Trust G50, Class 50-G,
                              12/25/21 (I/O) ....................     656,770
               6,301       Trust 225, Class 1, 2/01/23 (P/O) ....   4,674,709
              32,742       Trust G-233, Class 2,
                              8/01/23 (I/O) .....................  10,559,197
                  88       Trust 1991-24, Class 24-O,
                              3/25/21, (I/O) ....................   4,165,069
                  53       Trust G1992-34, Class 34-A,
                              4/25/22 (I/O) .....................   1,645,767
                  41       Trust 1992-68, Class 68-K,
                              10/25/05 (I/O) ....................     686,619
               1,405       Trust G1993-2, Class 2-KB,
                              1/25/23 (P/O) .....................     347,436
               7,152       Trust 1993-159, Class 159-C,
                              7/25/23 (P/O) .....................   3,672,022
              14,844       Trust 1993-213, Class 213-H,
                              9/25/23 (P/O) .....................  11,483,893
               4,956       Trust 1994-57, Class 57-C,
                              1/25/24 (P/O) .....................   3,475,818
              22,710+      Trust 1994-61, Class 61-DB,
                              3/25/24 (P/O) .....................  14,505,721
               9,963       Trust 1996- 38, Class 38-E,
                              8/25/23 (P/O) .....................   4,277,863
               2,444       Trust 1996-56, Class 56-E,
                              4/25/23 (P/O) .....................   1,622,070
                         First Boston Mortgage Securities
                           Corporation,
AAA            1,507       Series 1987-C, Class Z,
                              4/25/17 (I/O) .....................     369,213
AAA           20,164       Series 1988-E Class 2,
                              10/01/18 (I/O) ....................   5,645,928
                         Housing Security Incorporated,
AAA              456       Series 1992-EB, Class B-8,
                              9/25/22 (P/O) .....................     275,395
AAA              672       Series 1993-D, Class D-8,
                              6/25/23 (P/O) .....................     399,627
                         Kidder Peabody Acceptance
                           Corporation,
AAA            2,014       Series 87, Class B-1,
                              4/22/18 (P/O) .....................   1,563,420
AAA            2,014       Series 87, Class B-2,
                              4/22/18 (1/0) .....................     605,988
AAA              590     ML Trust XIX, Collateralized
                           Mortgage Obligation, Class B,
                           Zero Coupon, 11/25/17 (P/O) ..........     442,829
AAA                1     Prudential Home Mortgage Securities
                           Co., Mortgage Pass-Through
                           Certificates, Series 1993-29,
                           Class A18, 8/25/08 (I/O) .............   3,380,000

See Notes to Financial Statements

--------------------------------------------------------------------------------
  S&P/
MOODY'S      PRINCIPAL
RATING*        AMOUNT                                                 VALUE
(UNAUDITED)    (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
AAA              $ 5     Prudential Securities, Inc.
                           Collateralized Mortgage Obligation,
                           Trust 15, Class 1G, 5/20/21 (I/O) .... $   666,288
AAA               62     Structured Asset Securities
                           Corporation, Series 1991-2,
                           Class GA, 12/20/21 (I/O) .............   1,640,639
AAA            1,042     Structured Mortgage Asset Trust,
                           Series 1993-3C, Class CX,
                           4/25/24 (P/O) ........................     610,581
                                                                  -----------
                                                                  112,789,853
                                                                  -----------

                         CMO RESIDUALS**--1.7%
AAA            5,435     American Housing Trust III, Senior
                           Mortgage Pass-Through Certificates,
                         Series 1, Class 4, (REMIC)#,
                         3/25/19 ................................     848,046
AAA              375     American Housing Trust VII,
                           Senior Mortgage Pass-Through
                           Certificates, Series A, Class R,
                           (REMIC) 11/25/20 .....................   2,143,254
AAA               25     Collateralized Mortgage Obligation,
                           Trust 13#, 1/20/03 ...................     752,480
AAA                4     Collateralized Mortgage Securities
                           Corporation, Series 1990-3,
                           Class 3-R, (REMIC), 5/25/20 ..........     283,861
AAA               45     FBC Mortgage Securities
                           Trust 16, Variable Rate
                           Collateralized Mortgage Obligation,
                           Series A#, 7/01/17 ...................   1,026,576
AAA            3,115     FBC Mortgage Securities Trust 19,
                           Variable Rate Collateralized
                           Mortgage Obligation,
                           Series A#, 10/20/18 ..................     218,400
AAA            7,310     ML Collateralized Mortgage
                           Obligations, Trust V#,
                           3/20/18 ..............................   2,280,564
AAA               10     P-B Collateralized Mortgage
                           Obligation, Trust 8, Class 8-H,
                           (REMIC)#, 3/01/19 ....................     200,000
AAA               43     PaineWebber, Collateralized
                           Mortgage Obligation,
                           Series N, Class 7, (REMIC),
                           1/01/19 ..............................     332,015
                                                                  -----------
                                                                    8,085,196
                                                                  -----------
                         U.S. GOVERNMENT SECURITIES--20.1%
                         Small Business Administration,
               4,755       Series 1996 20-E, 7.60%,
                              5/01/16 ...........................   4,861,987
               4,301       Series 1996 20-G7, 7.70%,
                              6/01/16 ...........................   4,436,750
               4,000       Series 1996 20-F, 7.55%,
                              6/01/16 ...........................   4,102,500
               4,300       Series 1995-10, Class 10-C,
                              7.35%, 8/01/05 ....................   4,353,750
               4,000       Series 1996 20-H,
                              7.25%, 8/01/16 ....................   4,060,000

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                  VALUE
 (000)            DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------



$26,450++       United States Treasury Bonds,
                  6.75%, 8/15/26 .................  $26,763,962
                United States Treasury Notes,
  5,980           6.00%, 8/15/99 .................    5,995,907
 18,730++         6.375%, 5/15/99-3/31/01 ........   18,951,914
 12,500++         6.50%, 10/15/06 ................   12,623,000
  8,600++         6.625%, 6/30/01 ................    8,781,374
  1,250           7.00%, 7/15/06 .................    1,305,075
                                                    -----------
                                                     96,236,219
                                                    -----------
                Total Long-Term Investments 139.2%
                  (cost $ 654,654,391) ...........  665,313,403
                Liabilities in excess of
                  other assets--(39.2%) .......... (187,228,210)
                                                    -----------
            NET ASSETS--100% ..................... $478,085,193
                                                    ===========

-------
      *  Using the higher of Standard & Poor's or Moody's rating.
     **  Illiquid securities representing 1.2% of portfolio assets.
      #  Private placements restricted as to resale.
      + Entire principal amount pledged as collateral for futures transactions. ++ $5,254,658 principal amount pledged as collateral for futures transactions.
     @   Entire principal amount pledged as collateral for mortgage swap.
    @@   $11,557,439 principal amount pledged as collateral for mortgage swap.
      + $106,158,630 principal amount pledged as collateral for reverse repurchase agreements.
     ++ Entire principal amount pledged as collateral for reverse repurchase agreements.

================================================================================
                              KEY TO ABBREVIATIONS
      ARM    -- Adjustable Rate Mortgage.
      CMO    -- Collateralized Mortgage Obligation.
      CMT    -- Constant Maturity Treasury.
      I      -- Denotes a CMO with interest only characteristics.
      I/O    -- Interest Only.
      P      -- Denotes a CMO with principal only characteristics.
      P/O    -- Principal Only.
      REMIC  -- Real Estate Mortgage Investment Conduit.
================================================================================


See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $654,654,391) (Note 1) ..  $665,313,403
Cash ................................................       255,386
Receivable for investments sold .....................    21,593,002
Interest receivable .................................     7,206,246
                                                       ------------
                                                        694,368,037
                                                       ------------


LIABILITIES
Reverse repurchase agreements (Note 4) ..............   204,437,538
Payable for investments purchased ...................     9,320,497
Due to broker-variation margin ......................       716,802
Swap option written, at value
  (Premium received $954,250) .......................       322,666
Interest payable ....................................       345,772
Dividends payable ...................................       267,627
Advisory fee payable (Note 2) .......................       260,585
Administration fee payable (Note 2) .................        80,180
Unrealized depreciation on interest rate cap
  (Notes 1 & 3) .....................................         7,379
Other accrued expenses ..............................       523,798
                                                       ------------
                                                        216,282,844
                                                       ------------
NET ASSETS                                             $478,085,193
                                                       ============
Net assets were comprised of:
  Common stock, at par (Note 5) .....................  $    628,499
  Paid-in capital in excess of par ..................   563,355,769
                                                       ------------
                                                        563,984,268
  Distributions in excess of net investment income...    (2,522,559)
  Accumulated net realized losses ...................   (88,725,353)
  Net unrealized appreciation .......................     5,348,837
                                                       ------------
  Net assets, October 31, 1996 ......................  $478,085,193
                                                       ============
Net asset value per share:
  ($478,085,193 / 62,849,878 shares of
  common stock issued and outstanding) ..............         $7.61
                                                              =====
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $15,335,337
  and interest expense of $10,913,445) ..............    39,883,411
                                                       ------------

Expenses
  Investment advisory ...............................     3,091,171
  Administration ....................................       951,130
  Reports to shareholders ...........................       250,000
  Custodian .........................................       210,000
  Transfer agent ....................................       185,000
  Directors .........................................        78,000
  Audit .............................................        61,500
  Legal .............................................        25,000
  Miscellaneous .....................................       237,725
                                                       ------------
    Total operating expenses ........................     5,089,526
                                                       ------------
  Net investment income .............................    34,793,885
                                                       ------------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  Investments .......................................   (16,349,944)
  Futures ...........................................    (2,976,786)
  Short sales .......................................      (120,063)
                                                       ------------
                                                        (19,446,793)
                                                       ------------
Net change in unrealized appreciation (depreciation)
  Investments .......................................    23,924,925
    Futures .........................................    (5,802,828)
    Options .........................................       631,584
                                                       ------------
                                                         18,753,681
                                                       ------------
  Net loss on investments ...........................      (693,112)
                                                       ------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ........................... $  34,100,773
                                                       ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
INCREASE  (DECREASE)  IN CASH
Cash  flows  provided  by  operating  activities:
  Interest received .......................................         $65,523,532
  Operating  expenses paid ................................          (4,958,575)
  Interest expense paid ...................................         (11,156,941)
  Proceeds from disposition of short-term portfolio
    investments including options, net ....................           2,252,922
  Purchase of long-term portfolio investments .............      (3,246,526,955)
  Proceeds from disposition of long-term
    portfolio investments .................................       3,250,326,599
  Variation margin on futures .............................          (8,032,179)
                                                                ---------------
  Net cash flows provided by operating activities .........          47,428,403
                                                                ---------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ...............         (10,000,337)
  Cash dividends paid .....................................         (37,510,689)
                                                                ---------------
Net cash used for financing activities ....................         (47,511,026)
                                                                ---------------
Net decrease in cash ......................................             (82,623)
Cash at beginning of year .................................             338,009
                                                                ---------------
Cash at end of year .......................................            $255,386
                                                                ===============

RECONCILIATION OF NET INCREASE IN NET
ASSETS TO NET CASH PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ...............................................        $34,100,773
                                                                   ------------
Decrease in investments ....................................         27,788,065
Increase in interest receivable ............................           (608,661)
Decrease in receivable for investments sold ................         38,069,081
Increase in appreciation on mortgage swap ..................         (2,502,451)

Decrease in variation margin receivable ....................            747,435
Net realized loss ..........................................         19,446,793
Increase in unrealized depreciation ........................        (18,753,681)
Increase in options ........................................            322,666
Decrease in payable for investments purchased ..............        (50,384,123)
Decrease in interest payable ...............................           (243,496)
Decrease in depreciation of interest rate cap ..............           (684,949)
Increase in accrued expenses and other
  liabilities ..............................................            130,951
                                                                   ------------
  Total adjustments ........................................         13,327,630
                                                                   ------------
Net cash provided by operating activities ..................        $47,428,403
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

                                                     YEAR                 YEAR
                                                     ENDED                ENDED
                                               OCTOBER 31, 1996     OCTOBER 31, 1996
                                               ----------------     ----------------
Operations:

  Net investment income ....................      $34,793,885       $31,941,790

  Net realized loss on investments,
    futures, short sales and options .......      (19,446,793)      (16,509,006)

  Net change in net unrealized
    appreciation on
    investments, futures,
    short sales and options ................       18,753,681        57,353,523
                                                 ------------      ------------

  Net increase in
    net assets resulting from
    operations .............................       34,100,773        72,786,307

Dividends from net investment
  income ...................................      (34,793,885)      (41,414,771)

Distributions in excess of net
  investment income ........................       (2,522,559)         (192,946)


Return of capital ..........................             ----        (5,529,060)
                                                 ------------      ------------

  Total increase (decrease) ................       (3,215,671)       25,649,530



NET ASSETS

  Beginning of year ......................        481,300,864       455,651,334
                                                  -----------       -----------

  End of year ............................       $478,085,193      $481,300,864
                                                 ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                              Year Ended October 31,
                                                         ---------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:                             1996         1995         1994          1993        1992
                                                            -------     --------     --------      --------    --------
Net asset value, beginning of year ....................   $    7.66       $ 7.25       $ 8.75        $ 8.90      $ 9.43
                                                          ---------       ------       ------        ------      ------
  Net investment income (net of $.17, $.22, $.10,
    $.09, and $.09, respectively, of interest expense)          .55          .51          .73           .91         .74
  Net realized and unrealized gain (losses) on
    investments, short sales, futures and
    options ...........................................        (.01)         .65        (1.45)         (.21)       (.31)
                                                          ---------       ------       ------        ------      ------
Net increase (decrease) from investment operations ....         .54         1.16         (.72)          .70         .43
                                                          ---------       ------       ------        ------      ------
Dividends from net investment income ..................        (.55)        (.66)        (.78)         (.85)       (.83)
Distributions in excess of net investment income ......        (.04)          --           --            --        (.05)
Return of capital distribution ........................         --          (.09)          --            --        (.08)
                                                          ---------       ------       ------        ------      ------
  Total dividends and distributions ...................        (.59)        (.75)        (.78)         (.85)       (.96)
                                                          ---------       ------       ------        ------      ------
Net asset value, end of year* .........................    $   7.61       $ 7.66       $ 7.25        $ 8.75      $ 8.90
                                                          =========       ======       ======        ======      ======
 Per share market value, end of year* .................    $  6 1/4       $7 1/4       $6 3/8       $ 8 3/8      $9 1/8
                                                          =========       ======       ======        ======      ======
TOTAL INVESTMENT RETURN+                                     (5.36%)      26.50%      (15.31%)        1.01%       (.55%)
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
Operating expenses# ...................................       1.08%        1.08%        1.10%         1.03%       1.02%
Net investment income .................................       7.36%        6.85%        9.21%        10.19%       7.85%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .....................    $473,056     $466,449     $496,707      $558,530    $582,984
Portfolio turnover ....................................        440%         267%         223%          121%        131%
Net assets, end of year (in thousands) ................    $478,085     $481,301     $455,651      $549,755    $555,737
Reverse repurchase agreements outstanding,
  end of year (in thousands) ..........................    $204,438     $214,438     $109,286      $ 74,700    $168,150
Asset coverage++ ......................................     $ 3,339      $ 3,244      $ 5,169       $ 8,360     $ 4,305

-----------------
   * NAV and market value are published in The Wall Street Journal each Monday. ** Annualized.
   # The ratios of operating expenses including interest expense to average net assets were 3.38%, 4.08%, 2.32%, 2.02%, and 1.97% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The BlackRock  Income Trust Inc. (the "Trust"),  a
POLICIES                      Maryland corporation,  is a diversified closed-end
                              management   investment  company.  The  investment
objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain informatio with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

   SWAP OPTIONS: The swap option is similar to an option on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received from writing options are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Written interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

   FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times,to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended October 31, 1996.

MORTGAGE SWAPS: Mortgage swaps are a variation on interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time. Mortgage swaps combine the fixed/floating concept with an amortizing feature that is indexed to mortgage securities. Scheduled amortization and prepayments on the index pools reduce the notional amount.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   Mortgage swaps are intended to enhance the Trust's income earning ability by effectively owning mortgage pass-throughs and locking-in the financing rate at a very attractive spread to market levels. This allows mortgage pass-throughs to be held more cheaply than if they were owned outright and financed, but at a decreased level of liquidity.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
                              "Adviser"),  a wholly- owned corporate  subsidiary
of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management LLC ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term   investments  and  dollar
                              rolls,   for  the  year  ended  October  31,  1996
aggregated $3,194,850,406 and $3,186,712,482, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At October 31, 1996, the Trust held 1.2% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at October 31, 1996 was $657,082,491 and, accordingly, net unrealized appreciation for federal income tax purposes was $8,230,912 (gross unrealized appreciation-$25,477,268; gross unrealized depreciation-$17,246,356).

   For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1996 of approximately $92,357,300 of which approximately $6,398,700 will expire in 1997, approximately $4,473,500 will expire in 1998, approximately $15,072,600 will expire in 2001, approximately $23,358,200 will expire in 2002, approximately $15,428,200 will expire in 2003 and $27,626,100 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   During the year ended October 31, 1996, the Trust entered into financial futures contracts. Details of open contracts at October 31, 1996 are as follows:


                                                       VALUE AT        VALUE AT        UNREALIZED
NUMBER OF                           EXPIRATION           TRADE        OCTOBER 31,     APPRECIATION/
CONTRACTS          TYPE                DATE               DATE           1996        (DEPRECIATION)
---------          ----             ----------         ---------     -----------     --------------
              Short  positions:
  915         10 yr. T-Note         Dec. 1996        $97,341,199    $100,306,875    $(2,965,676)
1.154         30 yr. T-Bond         Dec. 1996        127,790,171     130,402,000     (2,611,829)
  375         Eurodollar            Dec. 1996         88,101,594      88,212,625       (111,033)
  270         Eurodollar            Mar. 1997         63,512,333      63,591,000        (78,667)
  260         Eurodollar            June 1997         61,091,135      61,173,500        (82,365)
  255         Eurodollar            Sept.1997         59,850,440      59,935,250        (84,810)
                                                                                     ----------
                                                                                    $(5,934,380)
                                                                                     ==========


    The Trust sold a swap option ("swaption") which settled on October 3, 1996 with a notional amount of $275 million. Under this swaption, the Trust received $954,250. The contract consists of an option for the purchaser to enter into a swap agreement with the trust. The swap would involve the Trust receiving a fixed rate of 8.1% and the Trust paying a variable rate of 6-month LIBOR, both based on the $275 million notional amount, for a period of ten years. The option expires on April 3, 1997. At October 31, 1996, unrealized appreciation was $631,584.

   The Trust entered into an interest rate cap which settled on November 5, 1991 with a notional amount of $200 million. Under this agreement, the Trust receives the excess, if any, of three-month LIBOR over the fixed rate of 8.50%. The agreement terminates on November 5, 1996. At October 31, 1996 unrealized depreciation was $7,379.

NOTE 4. BORROWINGS            REVERSE  REPURCHASE  AGREEMENTS:  The Trust enters
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the
repurchase  price,   including  accrued  interest,  of  the  reverse  repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately $185,200,932 at a weighted average interest rate of approximately 5.52%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $243,918,988 as of November 30, 1995, which was 23.0% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the year ended October 31, 1996 was approximately $19,074,457. The maximum amount of dollar rolls outstanding at any month-end during the year was $31,133,190 as of April 30, 1996 which was 4.5% of total assets.

NOTE 5. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized.  Of the 62,849,878 shares
outstanding at October 31, 1996, the Adviser owned 10,753 shares.

NOTE 6. DIVIDENDS             Since October 31, 1996,  the Board of Directors of
                              the Trust declared  dividends  from  undistributed
earnings of $0.046875 per share payable November 29, 1996 to shareholders of record on November 15, 1996.

NOTE 7. QUARTERLY DATA
(UNAUDITED)

===========================================================================================================

                                                                     NET REALIZED AND
                                                                         UNREALIZED
                                                                    GAINS (LOSSES) ON
                                           NET INVESTMENT          INVESTMENTS, SHORT
                                               INCOME              SALES AND FUTURES
                                                                      AND OPTIONS

                          TOTAL                  PER                              PER
QUARTERLY PERIOD          INCOME            AMOUNT   SHARE          AMOUNT       SHARE
----------------          ------            ------   -----          ------       -----
 November 1, 1994
   to January 31, 1995  $ 7,966,522      6,718,106     $.11          6,924,347     $.11
 February 1, 1995
   to April 30, 1995     13,875,262     12,635,132      .20         12,679,455      .20
 May 1, 1995
   to July 31, 1995       9,186,628      7,888,261      .13          4,537,191      .07
 August 1, 1995
   to October 31, 1995    5,947,291      4,700,291      .07         16,703,524      .27
 November 1, 1995
   to January 31, 1996   11,192,969      9,880,763      .16         21,999,110      .35
 February 1, 1996
   to April 30, 1996     10,119,137      8,832,056      .14        (36,326,097)    (.58)
 May 1, 1996
   to July 31, 1996       8,280,416      6,895,691      .11           (244,568)      --
 August 1, 1996
   to October 31, 1996   10,290,889      9,185,375      .14         13,878,448      .22




                            NET INCREASE (DECREASE)
                                IN NET ASSETS
                                  RESULTING               DIVIDENDS
                               FROM OPERATIONS       AND DISTRIBUTIONS
                                                                             SHARE PRICE
                                                                                                 PERIOD END
                                            PER                     PER                           NET ASSET
QUARTERLY PERIOD               AMOUNT      SHARE      AMOUNT       SHARE     HIGH      LOW         VALUE
----------------               ------      -----      ------       -----     ----      ---        -----
 November 1, 1994
   to January 31, 1995     $13,642,453     $.22      $11,784,164   $.188     $6 7/8   $5 7/8      $7.28
 February 1, 1995
   to April 30, 1995        25,314,587      .40       11,784,196    .188      7 1/4    6 5/8       7.49
 May 1, 1995
   to July 31, 1995         12,425,452       .20      11,784,243    .188      7 3/8    6 7/8       7.50
 August 1, 1995
   to October 31, 1995      21,403,815       .34      11,784,174    .188      7 3/8    6 7/8       7.66
 November 1, 1995
   to January 31, 1996      31,879,873       .51      10,802,096    .172      7 1/4    6 1/4       8.00
 February 1, 1996
   to April 30, 1996       (27,494,041)     (.44)      8,838,134    .141      6 5/8    6           7.42
 May 1, 1996
   to July 31, 1996          6,651,123       .11       8,838,114    .141      6 1/4    5 7/8       7.39
 August 1, 1996
   to October 31, 1996      23,063,823       .36       8,838,100    .141      6 1/2    6 1/8       7.61
===========================================================================================================

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Income Trust Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Income Trust Inc. as of October 31, 1996 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Income Trust Inc. at October 31, 1996 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.






/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 6, 1996

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1996.

      During the fiscal year ended October 31, 1996, the Trust paid dividends and distributions of $.59 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax return as ordinary income.Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1997.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. As a result, these securities may be used by the Trust to help manage prepayment risk and align the assets of the portfolio more closely with its targeted average life.


Additionally, in order to attempt to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33.33% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):                  Mortgage  instruments  with  interest  rates
                                    that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):        Mortgage-backed  securities  which  separate
                                    mortgage  pools into  short-,  medium-,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES (I/O):     Mortgage  securities  that  receive only the
                                    interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET  VALUE  (NAV):            Net asset value is the total market value of
                                    all  securities  held  by  the  Trust,  plus
                                    income accrued on its investments, minus any
                                    liabilities   including   accrued  expenses,
                                    divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The
                                    Wall Street Journal each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):    Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.



STRIPPED MORTGAGE                   Arrangements  in which a pool of  assets  is
BACKED SECURITIES:                  separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed securities. IO's and PO's are examples of STRIPs.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL   DATE
                                                                ------   ------
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                BBT     12/98
The BlackRock 1999 Term Trust Inc.                                BNN     12/99
The BlackRock Target Term Trust Inc.                              BTT     12/00
The BlackRock 2001 Term Trust Inc.                                BLK     06/01
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09




TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL   DATE
                                                                 ------  ------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A

--------------------------------------------------------------------------------
TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10




      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.



                         THE BLACKROCK INCOME TRUST INC.
                    C/O PRUDENTIAL MUTUAL FUND MANAGEMENT LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM







                                 THE BLACKROCK
                                     INCOME
                                   TRUST INC.
================================================================================
                                 ANNUAL REPORT
                                OCTOBER 31, 1996